APRIL 22, 2024 Corporate Overview

2 DISCLAIMER AND FORWARD LOOKING STATEMENTS 2 This presentation has been prepared by Centessa Pharmaceuticals plc (the “Company”) for informational purposes only and not for any other purpose. This presentation does not contain all the information that is or may be material to investors or potential investors and should not be considered as advice or a recommendation to investors or potential investors in respect of the holding, purchasing or selling of securities or other financial instruments and does not take into account any investor’s particular objectives, financial situation or needs. The communication of this presentation may be restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. 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Statements in this presentation that are not statements of historical fact are forward-looking statements, including, without limitation, statements related to the Company’s ability to deliver impactful medicines to patients; the ability of our key executives to drive execution of the Company’s portfolio of programs; our asset-centric business model and the intended advantages and benefits thereof; research and clinical development plans; the scope, progress, results and costs of developing our product candidates or any other future product candidates; the development and therapeutic potential of our product candidates, including SerpinPC, ORX750 and, LB101; strategy; regulatory matters, including the timing and likelihood of success of obtaining approvals to initiate or continue clinical trials or market any products; the Company’s ability to successfully conduct its clinical development of ORX750 below the maximum exposure limit set by the U.S. Food and Drug Administration (“FDA”) or, in the event the Company plans to exceed the maximum exposure limit, the Company’s ability to successfully have the maximum exposure limit removed; enroll subjects in clinical trials; market size and opportunity for our product candidates; and our anticipated cash runway. Words such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” “aim,” “seek,” and variations of these words or similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company. 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In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward- looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. All projections, valuations and statistical analyses are provided for information purposes only. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. They may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results and to the extent they are based on historical information, they should not be relied upon as an accurate prediction of future performance. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the FDA or any other regulatory agency. No representation or warranty, express or implied, is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation or warranty, express or implied, as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Discovering and developing medicines that are transformational for patients 3 Multiple potential blockbuster assets Ongoing momentum in 2024 with clinical milestones anticipated across our most advanced programs Strong balance sheet OUR MISSION

Our Most Advanced Potential First-in-Class/Best-in-Class Medicines for Patients

ASSET	DISEASE	MECHANISM	PRE-CLINICAL	PHASE 1	PHASE 2	REGISTRATIONAL
SerpinPC	**Hemophilia B**	Activated Protein C Inhibitor				
ORX750	**Narcolepsy**	Orexin Receptor-2 (OX2R) Agonist				
LB101	**Solid Tumors**	PD-L1xCD47 LockBody®				

Centessa has multiple early-stage programs including LB206 and additional orexin agonists and discovery-stage programs not reflected on this slide.

CENTESSA PHARMACEUTICALS 4

5 2024 Driving Momentum ANTICIPATED MILESTONES LOCKBODY TECHNOLOGY PLATFORM LB101 Phase 1/2 study ongoing OREXIN AGONIST PROGRAM ORX750 Clinical PoC data in healthy volunteers expected in 2H of 2024 HEMOPHILIA PROGRAM SerpinPC Registrational study interim analysis expected in 2024

6 Hemophilia Program LockBody Technology Platform Orexin Agonist Program

7 Hemophilia B: Large Growing Market with Unmet Need 1. Evaluate Pharma Analyst Consensus for 2023. 2. In Canada, a subcutaneous option is available for hemophilia B with inhibitors. A safe, subcutaneous and effective treatment has the potential to transform care for hemophilia B No subcutaneous treatment option currently available for hemophilia B in the US2 Limited options for hemophilia B with inhibitors2 ~$2.6B+ Hemophilia B Market1

8 SerpinPC has the potential to be a first-in-class subcutaneous therapy with a differentiated safety profile for people with hemophilia B1 Novel mechanism of action Showed significant reduction in bleeding1 Shown to have a favorable safety and well tolerated profile to date; No thrombosis observed to date1 SerpinPC is an investigational serine protease inhibitor (SERPIN) engineered to specifically inhibit activated protein C (APC), that has not been approved by the FDA or any other regulatory authority. ABR is annualized bleed rate. 1. Ongoing Phase 2a Study being conducted in Georgia and Moldova to evaluate safety, tolerability, pharmacokinetics and efficacy of SerpinPC in a population of severe hemophilia A and B subjects not on previous prophylaxis and with a history of frequent bleeding. Part 5: Blood (2023) 142 (Supplement 1): 2619. https://doi.org/10.1182/blood-2023-179969. Part 3-4: Blood (2022) 140 (Supplement 1): 460–461. https://doi.org/10.1182/blood-2022-159631. Additional information on the trial can be accessed at www.clinicaltrials.gov (NCT04073498).

SerpinPC Designed to reduce levels of circulating activated protein C (APC) SerpinPC: Novel Approach Designed to Prevent and Reduce Bleeding 9 P ro th ro m b in as e

PK=pharmacokinetics; SAD=single ascending dose; MAD=multiple ascending dose; OLE=open-label extension. Reference: ClinicalTrials.gov. NCT04073498. Accessed January 18, 2024. AP-0101 (NCT04073498) | An adaptive, first-in-human study to investigate the safety, tolerability, efficacy, and pharmacokinetics of SerpinPC in male persons with severe hemophilia Up to 0.3 mg/kg 0.1 to 1.2 mg/kg Part 1b SAD Subjects with hemophilia (n=12) Part 1a SAD Healthy Volunteers (n=15) 60 mg Q2W Part 6 OLE Subjects with hemophilia Part 2 MAD Subjects with hemophilia (n=23) TIMING DURATION Week 1 to 24 24 weeks Week 149 to 200 52 weeks ASH 2023 0.3/0.6/1.2 mg/kg Q4W Phase 1/2a Part 4 OLE Subjects with hemophilia (n=21) Week 73 to 96 24 weeks 1.2 mg/kg Q2W 1.2 mg/kg Q2W Part 5 OLE Subjects with hemophilia (n=20) Week 97 to 148 52 weeks Phase 2a | Ongoing Study of SerpinPC in Hemophilia 60 mg Q4W Part 3 OLE Subjects with hemophilia (n=22) 48 weeks Week 25 to 72 ASH 2022 EFFECTIVE MONTHLY DOSE 0.3/0.6/1.2 mg/kg 60 mg flat 2.4 mg/kg 2.4 mg/kg 120 mg flat Ongoing 148 weeks of continuous treatment (2.8 years) 10

11 Phase 2a Part 5: SerpinPC Achieved a 96% Reduction in Median All-Bleeds ABR 1 AP-0101 Part 5 all bleed ABR at 1.2 mg/kg Q2W (n=20) 1 60 40 20 0 20 40 60 Baseline Medians Part 5 HemA HemB 1.035.6 ABR In Part 5, SerpinPC reduced median all-bleeds ABR to 1.0, a 96% reduction from prospective baseline. Subjects in Part 5 participated in Parts 2, 3 and 4 and therefore, received continuous treatment with SerpinPC for approximately 2.8 years. 96% Reduction in Bleeding1 ABR is annualized bleeding rate. 1. Part 5 of Phase 2a study as presented at ASH in December 2023. Results reflect approximately 2.8 years of continuous treatment with SerpinPC at dose levels that varied between Parts 2, 3 and 4. Four subjects discontinued during Part 5 (one due to femoral fracture, one due to lengthy travel from study site, and two due to emigration). ABRs calculated based on number of weeks on study drug.

SerpinPC Shown to Have Favorable Safety and Tolerability Profile to Date Source: Phase 2a study data of SerpinPC. Part 5: Blood (2023) 142 (Supplement 1): 2619 . *Two SAEs occurred and were considered unrelated to study drug: (1) traumatic fracture of femur (led to discontinuation) (2) traumatic epididymitis # Preliminary finding. No observations of treatment-related adverse events in Part 5 12 Treatment Emergent Adverse Events (TEAEs) Number of subjects (%) n=20 All TEAEs (total 41 events) 16 (80%) Related to SerpinPC 0 Leading to discontinuation 1 (5%) Leading to death 0 AEs of special interest 0 Serious adverse events 2 (10%)* Thromboembolic events 0 Injection site reactions 0 Anti-drug antibodies 1# Neutralizing anti-drug antibodies 0#

13 1. Error bars represent 95% confidence interval. Note: Values from three instances of trauma, cancer and infection determined to represent explained D-dimer elevation and omitted from calculation (Subject 200-012 traumatic hip bleed, week 68 and 72; Subject 300-041 rectosigmoid cancer, Weeks 60-98; Subject 300-032 periodontitis, weeks 128 to 1301. 2.There were no thromboembolic events and no treatment-related sustained elevations of D-dimer observed across the Phase 2a study, to date. D-dimer is a sensitive measure of excessive thrombin generation. No observations of treatment- related, non-transient elevations in D-dimer across study2 No observation of thrombosis to date2 For Part 5, 96% of D-dimer results were <500 ng/ml 2 SerpinPC’s Potential for Differentiated Safety Profile Time since start of Part 2 (weeks) Mean D-dimer 1 (ng/mg)

SerpinPC Ongoing Global Registrational Studies for Hemophilia B

PRESent-2

Hemophilia B without inhibitors (n = 120)

Primary Endpoint: ABR at 24 weeks

PRESent-3

Hemophilia B with inhibitors (n ≥ 12)

Primary Endpoint: ABR at 24 weeks



73 SITES
18 COUNTRIES

ABR is annualized bleeding rate. Primary endpoint is the rate of treated bleeds (expressed as ABR) during the first 24 weeks of treatment with SerpinPC (Part 2 of PRESent-2) compared to the observation period. Interim Analysis for Part 1 of PRESent -2 Study expected in 2024. Additional information on the registrational program can be accessed at www.clinicaltrials.gov (NCT05605678, NCT05789524, NCT05789537).

CENTESSA PHARMACEUTICALS
14

15 SerpinPC Ongoing Global Registrational Studies for Hemophilia B Granted Fast Track designation by the FDA in May 2023 Granted Orphan Drug Designation by the FDA in Sept. 2022

16 Hemophilia B without inhibitors Hemophilia A Hemophilia B with inhibitors Rare bleeding disorders Potential Multi-Billion-Dollar Market Opportunities significant expansion opportunities SerpinPC Evaluate Pharma Analyst Consensus for 2023.

17 Hemophilia Program LockBody Technology Platform Orexin Agonist Program

Orexin agonists have the potential to transform standard of care for individuals with sleep-wake disorders 18

ORX750 Highly potent, selective orexin receptor type 2 (OX2R) agonist Designed to restore orexinergic neurotransmission MOA 19

ORX750 a Potential Best-in-Class Oral OX2R Agonist for the Treatment of Narcolepsy and Other Sleep-Wake Disorders

Highly potent, selective, novel OX2R agonist that closely **mimics function of endogenous peptide**[1]

Achieved **maximal wake times** and **cataplexy suppression** in highly predictive, translational narcolepsy type 1 mouse models[1]

Preclinical data support potential **expansion** into **broader sleep-wake disorders**, including narcolepsy type 2 and idiopathic hypersomnia[1]

Investigational New Drug (IND) application open.
1. ORX750 preclinical data presentation at World Sleep Congress, Oct. 25, 2023. https://investors.centessa.com/static-files/7377defd-f7b4-49fe-8806-e86c31e8e5de.

CENTESSA PHARMACEUTICALS
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-12 -10 -8 -6 0 25 50 75 100 Log concentration (M) Activation (% total) ORX750 Showed High In Vitro Potency at OX2R and Selectivity vs. OX1R Activation pattern was indistinguishable from OXA with lack of biased agonism1 No significant differences in OX2R potency were observed across species2 No significant pharmacological activity observed in GPCR selectivity and in vitro safety panels3 21 EC50 0.11 nM for hOX2R 9,800-fold selectivity vs. hOX1R ORX750 at hOX2R ORX750 at hOX1R OXA at hOX2R Fluorescent imaging plate reader (FLIPR) assay with Chinese hamster ovary (CHO) cells stably expressing recombinant human OX1R or OX2R; OXA EC50 at hOX2R = 0.035 nM; ORX750 EC50 at hOX1R = 1100 nM. 1 Pathhunter β-arrestin recruitment assay with CHO cells co-expressing ProLink (PK)-tagged OX2R and Enzyme Acceptor (EA)-tagged β-arrestin. 2 HumSafetyan, mouse, rat, dog, monkey recombinant receptors in vitro. 3 Safety 47 and GPCRMax168 from >60 receptor families. PRECLINICAL DATA

PRECLINICAL DATA

ORX750 Increased Wakefulness and Suppressed Cataplexy in NT1 Mice



Wakefulness
Maximal effect
100
75
50
25
0
% of Time Awake
0
0.1
0.3
1
3
ORX750 (mg/kg, p.o.)



Latency to Cataplexy
Maximal effect
360
240
120
0
Latency to Cataplexy (min)
0
0.1
0.3
1
3
ORX750 (mg/kg, p.o.)

NT1 is Narcolepsy Type 1.
% of Time Awake refers to time spent awake in the first 3 hours after oral dosing.
ORX750 preclinical data presentation at World Sleep Congress, Oct. 25, 2023. NT1 model shown is orexin/tTA;tetO diphtheria toxin fragment A (DTA) mice. Age at first dose 23-27 wks (7 wks after removal of doxycycline chow); 16 males used; EEG, EMG recorded using intraperitonially implanted telemeters with video and manually scored in 10-sec epochs; dosing at start of dark period (active phase). *For all doses $p < 0.05$ vs. 0 mg/kg, Holm-Sidak multiple comparisons test following repeated-measures analysis of variance in counterbalanced design.

CENTESSA PHARMACEUTICALS

22

ORX750 Increased Wakefulness in Wild Type (WT) MicePRECLINICAL DATA 23 In WT mice (ie: orexin system is intact and functional), wake time increased at ≥ 1 mg/kg (lowest dose tested) Data collected using PiezoSleep, in which wakefulness readouts based on movement & breath rate highly correlate with EEG/EMG measures (Black, et al., ESRS2022 presentation). Age at first dose was 16-20 wks in male C57BL/6J mice; mice dosed at 5 h after lights on * p < 0.05 vs. 0 mg/kg, Holm-Sidak multiple comparisons test following RM-ANOVA in counterbalanced design. 0 1 3 10 0 20 40 60 80 100 % o f T im e A w a k e ✱ ✱ ✱ ORX750 (mg/kg, p.o.) Wake time (% during 2h post dose)

24 IND OPEN ORX750 First-in-Human Healthy Volunteer (HV) PoC Study Phase 1 clinical study of ORX750: Evaluate the safety, tolerability and pharmacokinetics (PK) of single-ascending and multiple-ascending doses in healthy adult subjects In parallel A cross-over PoC portion of the study to assess pharmacodynamics (PD) using the Maintenance of Wakefulness Test (MWT) and Karolinska Sleepiness Scale (KSS) in acutely sleep-deprived healthy adult subjects The Phase 1 study has a maximum exposure limit specified by the FDA which the company believes significantly exceeds the predicted efficacious doses of ORX750 in indications associated with or without orexin loss.

HV PoC DESIGN

SAD Combined with HV Acutely Sleep-Deprivation PoC Study

PoC cohorts to assess pharmacodynamic (PD) effects of ORX750 by measuring sleep latency with the **Maintenance of Wakefulness Test (MWT)** and subjective sleepiness with the **Karolinska Sleepiness Scale (KSS)** in acutely sleep-deprived healthy subjects



Dose escalate based on review of data from each cohort
SAD
Cohort 'n+1'
N≥10 HVs per cohort from SAD 1:1 randomization
PoC Cohort 'n+1'
Placebo
ORX750
Washout
ORX750
Placebo
MWT and KSS
MWT and KSS
SAD
Cohort 'n'
N=12 HVs per cohort, randomized to ORX750 (N=9) or placebo (N=3)
N≥10 HVs per cohort from SAD 1:1 randomization
PoC Cohort 'n'
Placebo
ORX750
Washout
ORX750
Placebo
MWT and KSS
MWT and KSS
12-hour acute sleep deprivation period; dosing at night
12-hour acute sleep deprivation period; dosing at night

CENTESSA PHARMACEUTICALS

ORX750 Clinical PoC data in sleep-deprived healthy volunteers expected in 2H of 2024 26

27 Narcolepsy Type 1 Narcolepsy Type 2 Idiopathic hypersomnia Excessive daytime sleepiness (EDS) in common disorders Potential Multi-Billion-Dollar Market Opportunities ORX750 & Follow-Up Orexin Agonists Evaluate Pharma Analyst Consensus for 2023 and UpToDate.

28 Hemophilia Program LockBody Technology Platform Orexin Agonist Program

29 LockBody Technology Platform aims to redefine immuno-oncology treatment Novel pharmacology combining tumor enrichment with activation of effector function Designed as single agent systemic treatment Potential wide therapeutic index1 LB101 is an investigational agent that has not been approved by the FDA or any other regulatory authority. Information on the Phase 1/2a trial of LB101 can be accessed at www.clinicaltrials.gov (NCT05821777). 1. LB101 in-vivo preclinical data: MC38 hPD-L1+ syngeneic model in mouse, and in non-human primates where LB101 was delivered IV at 5, 20, 50mg/kg (q7d x 4).

Locked Configuration MOA LockBody LB101 Conditionally tetravalent PD-L1xCD47 bispecific monoclonal antibody 30

Unlocked Configuration LockBody LB101 Conditionally tetravalent PD-L1xCD47 bispecific monoclonal antibody MOA 31

PRECLINICAL DATA

Significant Tumor Regression Observed In-Vivo with LB101



Average Tumor Volume (mm³)
3000
2000
1000
0
Cutoff
0
5
10
15
20
25
Time on Treatment (Days)
IgG1 isotype control
0/16 regressed
Atezolizumab 5 mg/kg
1/16 regressed
Atezolizumab 10 mg/kg
3/16 regressed
LB101 8.5 mg/kg
14/16 regressed
LB101 17 mg/kg
12/16 regressed

CENTESSA PHARMACEUTICALS

Source: *In vivo*- 5 mg/kg of atezolizumab is equivalent to 8.5 mg/kg of LB101. Data presented at ASCO in June 2022. https://investors.centessa.com/static-files/2f9bffb4-97a6-4320-8885-70f12aa4d036. MC38 hPD-L1+ syngeneic model in mouse. Triangles indicate dosing schedule.

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Observed to be Well Tolerated in Non-Human Primates (NHPs) with LB101 Doses up to 50mg/kg Source: In-vivo- LB101 delivered IV at 5, 20, 50mg/kg (q7d x 4) in non-human primates. No anemia/ thrombocytopenia No weight loss No change in red blood cell or hemoglobin 33 PRECLINICAL DATA

Dosing subjects in ongoing Phase 1/2a first-in-human clinical trial of LB101 34

35 2024 Driving Momentum ANTICIPATED MILESTONES LOCKBODY TECHNOLOGY PLATFORM LB101 Phase 1/2 study ongoing OREXIN AGONIST PROGRAM ORX750 Clinical PoC data in healthy volunteers expected in 2H of 2024 HEMOPHILIA PROGRAM SerpinPC Registrational study interim analysis expected in 2024

Discovering and developing medicines that are transformational for patients 36 Multiple potential blockbuster assets Ongoing momentum in 2024 with clinical milestones anticipated across our most advanced programs Strong balance sheet OUR MISSION